UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2024

CACTUS ACQUISITION CORP. 1 LIMITED
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40981	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4B Cedar Brook Drive
Cranbury, New Jersey 08512
(Address of principal executive offices, including zip code)

(609) 495-2222
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half redeemable warrant	CCTSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCTS	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CCTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 29, 2024, Cactus Acquisition Corp. 1 Limited, a Cayman Islands exempted company (“Cactus” or the “Company”) received a notice from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company had not completed an initial business combination within 36 months of the effective date of its registration statement in connection with its initial public offering, it was not in compliance with Nasdaq IM 5101-2, and was therefore subject to delisting. The Company has until November 5, 2024 to request a hearing before the Nasdaq Hearings Panel (the “Panel”), but will not request a hearing before the Panel and intends to trade on the over the counter (OTC) market. The Company recently secured shareholder approval to extend its life by 12 months, to November 5, 2025. Trading in the Company’s securities on NASDAQ will be suspended at the opening of business on November 5, 2024 and trading of the Company’s securities on the OTC market is expected to commence shortly thereafter. The delisting and commencement of trading on OTC does not affect the Company’s previously announced business combination agreement with Tembo E-LV B.V., as both parties continue to work to effectuate the completion of the transaction. The combined company intends to apply for up-listing on the Nasdaq Stock Market in connection with the completion of the business combination and the combined company is intended to be called Tembo Group B.V.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2024

CACTUS ACQUISITION CORP. 1 LIMITED

By:	/s/ Gary Challinor
Gary Challinor
Chief Executive Officer

3